                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 15, 2005 and covers activity from February 26, 2005 through March 26, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of April, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Susanne Miller
                                                   ----------------------------
                                            Name:  Susanne Miller
                                            Title: Vice President
                                                   Treasury Controller

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                         Trust Totals
-----------------                                         ------------

Number of days in period                                            29
Beginning Principal Receivable Balance               26,616,241,285.03
Special Funding Account Balance                                   0.00
Beginning Total Principal Balance                    26,616,241,285.03
Finance Charge Collections (excluding                   425,268,094.66
 Recoveries)
Recoveries                                               19,892,532.78
Total Collections of Finance Charge Receivables         445,160,627.44
Total Collections of Principal Receivables            6,781,323,747.59
Monthly Payment Rate                                          26.3567%
Defaulted amount                                        102,077,219.98
Annualized Default Rate                                        4.8556%
Trust Portfolio Yield                                         16.2236%
New Principal Receivables                             6,726,620,338.85
Ending Principal Receivables Balance                 26,459,460,656.31
Ending Required Minimum Principal Balance            21,908,250,000.00
Ending Transferor Amount                              5,984,460,656.31
Ending Special Funding Account Balance                            0.00
Ending Total Principal Balance                       26,459,460,656.31


B. Series Allocations                        Series 2000-3      Series 2000-4     Series 2000-5     Series 2001-1      Series 2001-2
---------------------                        -------------      -------------     -------------     -------------      -------------
Group Number                                             2                  2                 2                 2                  1
Invested Amount                           1,000,000,000.00   1,212,122,000.00    787,878,000.00    750,000,000.00     250,000,000.00
Adjusted Invested Amount                  1,000,000,000.00   1,212,122,000.00    787,878,000.00    750,000,000.00     250,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            70,000,000.00      84,848,540.00     55,151,460.00     52,500,000.00      17,500,000.00
Series Allocation Percentage                         4.88%              5.92%             3.85%             3.66%              1.22%
Series Alloc. Finance Charge Collections     21,741,666.79      26,353,552.63     17,129,780.94     16,306,250.09       5,435,416.70
Series Allocable Recoveries                     971,552.27       1,177,639.88        765,464.66        728,664.20         242,888.07
Series Alloc. Principal Collections         331,200,183.03     401,455,028.26    260,945,337.81    248,400,137.27      82,800,045.76
Series Allocable Defaulted Amount             4,985,456.41       6,042,981.39      3,927,931.42      3,739,092.31       1,246,364.10

B. Series Allocations                        Series 2001-3      Series 2001-4     Series 2001-5     Series 2001-6      Series 2001-7
---------------------                        -------------      -------------     -------------     -------------      -------------

Group Number                                             2                  2                 2                 2                  2
Invested Amount                             750,000,000.00     725,000,000.00    500,000,000.00    700,000,000.00     650,000,000.00
Adjusted Invested Amount                    750,000,000.00     725,000,000.00    500,000,000.00    700,000,000.00     650,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            52,500,000.00      50,750,000.00     35,000,000.00     49,000,000.00      45,500,000.00
Series Allocation Percentage                         3.66%              3.54%             2.44%             3.42%              3.17%
Series Alloc. Finance Charge Collections     16,306,250.09      15,762,708.42     10,870,833.39     15,219,166.75      14,132,083.41
Series Allocable Recoveries                     728,664.20         704,375.40        485,776.14        680,086.59         631,508.98
Series Alloc. Principal Collections         248,400,137.27     240,120,132.70    165,600,091.52    231,840,128.12     215,280,118.97
Series Allocable Defaulted Amount             3,739,092.31       3,614,455.90      2,492,728.20      3,489,819.49       3,240,546.67

B. Series Allocations                        Series 2002-1      Series 2002-2     Series 2002-3     Series 2002-4      Series 2002-5
---------------------                        -------------      -------------     -------------     -------------      -------------

Group Number                                             2                  2                 2                 2                  2
Invested Amount                             920,000,000.00     940,000,000.00    920,000,000.00    500,000,000.00     600,000,000.00
Adjusted Invested Amount                    920,000,000.00     940,000,000.00    920,000,000.00    500,000,000.00     600,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            64,400,000.00      65,800,000.00     64,400,000.00     35,000,000.00      42,000,000.00
Series Allocation Percentage                         4.49%              4.59%             4.49%             2.44%              2.93%
Series Alloc. Finance Charge Collections     20,002,333.44      20,437,166.78     20,002,333.44     10,870,833.39      13,045,000.07
Series Allocable Recoveries                     893,828.09         913,259.14        893,828.09        485,776.14         582,931.36
Series Alloc. Principal Collections         304,704,168.39     311,328,172.05    304,704,168.39    165,600,091.52     198,720,109.82
Series Allocable Defaulted Amount             4,586,619.90       4,686,329.02      4,586,619.90      2,492,728.20       2,991,273.85

B. Series Allocations                        Series 2002-6      Series 2003-1     Series 2003-2     Series 2003-3      Series 2003-4
---------------------                        -------------      -------------     -------------     -------------      -------------

Group Number                                             2                  2                 2                 2                  1
Invested Amount                             720,000,000.00     920,000,000.00  1,100,000,000.00    750,000,000.00     680,000,000.00
Adjusted Invested Amount                    720,000,000.00     920,000,000.00  1,100,000,000.00    750,000,000.00     680,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            50,400,000.00      64,400,000.00     77,000,000.00     52,500,000.00      47,600,000.00
Series Allocation Percentage                         3.52%              4.49%             5.37%             3.66%              3.32%
Series Alloc. Finance Charge Collections     15,654,000.09      20,002,333.44     23,915,833.46     16,306,250.09      14,784,333.41
Series Allocable Recoveries                     699,517.64         893,828.09      1,068,707.50        728,664.20         660,655.55
Series Alloc. Principal Collections         238,464,131.78     304,704,168.39    364,320,201.34    248,400,137.27     225,216,124.46
Series Allocable Defaulted Amount             3,589,528.61       4,586,619.90      5,484,002.05      3,739,092.31       3,390,110.36

B. Series Allocations                        Series 2004-1      Series 2004-2     Series 2004-3     Series 2004-4      Series 2004-5
---------------------                        -------------      -------------     -------------     -------------      -------------

Group Number                                             2                  2                 1                 2                  2
Invested Amount                             800,000,000.00     400,000,000.00    600,000,000.00  1,100,000,000.00   1,000,000,000.00
Adjusted Invested Amount                    800,000,000.00     400,000,000.00    600,000,000.00  1,100,000,000.00   1,000,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            56,000,000.00      28,000,000.00     42,000,000.00     77,000,000.00      70,000,000.00
Series Allocation Percentage                         3.91%              1.95%             2.93%             5.37%              4.88%
Series Alloc. Finance Charge Collections     17,393,333.43       8,696,666.71     13,045,000.07     23,915,833.46      21,741,666.79
Series Allocable Recoveries                     777,241.82         388,620.91        582,931.36      1,068,707.50         971,552.27
Series Alloc. Principal Collections         264,960,146.43     132,480,073.21    198,720,109.82    364,320,201.34     331,200,183.03
Series Allocable Defaulted Amount             3,988,365.13       1,994,182.56      2,991,273.85      5,484,002.05       4,985,456.41


B. Series Allocations                        Series 2005-1      Series 2005-2                                            Trust Total
---------------------                        -------------      -------------                                            -----------
Group Number                                             2                  2
Invested Amount                             600,000,000.00     600,000,000.00                                      20,475,000,000.00
Adjusted Invested Amount                    600,000,000.00     600,000,000.00                                      20,475,000,000.00
Principal Funding Account Balance                     0.00               0.00                                                   0.00
Series Required Transferor Amount            42,000,000.00      42,000,000.00                                       1,433,250,000.00
Series Allocation Percentage                         2.93%              2.93%                                                   100%
Series Alloc. Finance Charge Collections     13,045,000.07      13,045,000.07                                         445,160,627.44
Series Allocable Recoveries                     582,931.36         582,931.36                                          19,892,532.78
Series Alloc. Principal Collections         198,720,109.82     198,720,109.82                                       6,781,323,747.59
Series Allocable Defaulted Amount             2,991,273.85       2,991,273.85                                         102,077,219.98

C. Group Allocations
--------------------

1. Group 1 Allocations                       Series 2001-2      Series 2003-4     Series 2004-3                        Group 1 Total
----------------------                       -------------      -------------     -------------                        -------------
Invested Amount                             250,000,000.00     680,000,000.00    600,000,000.00                     1,530,000,000.00
Investor Finance Charge Collections           4,181,287.50      11,373,101.99     10,035,089.99                        25,589,479.47

Investor Monthly Interest                     1,128,520.83       1,055,912.50      2,141,573.33                         4,326,006.67
Investor Default Amount                         958,786.96       2,607,900.52      2,301,088.70                         5,867,776.18
Investor Monthly Fees                           416,666.67       1,133,333.33      1,000,000.00                         2,550,000.00
Investor Additional Amounts                           0.00               0.00              1.00                                 0.00
Total                                         2,503,974.46       4,797,146.36      5,442,662.03                        12,743,782.85

Reallocated Investor Finance
  Charge Collections                          4,602,944.49      10,506,344.86     10,480,190.12                        25,589,479.47
Available Excess                              2,098,970.04       5,709,198.50      5,037,528.09                        12,845,696.63

1. Group 1 Allocations
Invested Amount
Investor Finance Charge Collections

Investor Monthly Interest
Investor Default Amount
Investor Monthly Fees
Investor Additional Amounts
Total

Reallocated Investor Finance
  Charge Collections
Available Excess

2. Group 2 Allocations                       Series 2000-3      Series 2000-4     Series 2000-5    Series 2001-1       Series 2001-3
----------------------                       -------------      -------------     -------------    -------------       -------------
Invested Amount                           1,000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00      750,000,000.00
Investor Finance Charge Collections          16,734,547.98      20,272,922.25     13,177,377.72    12,543,862.49       12,543,862.49

Investor Monthly Interest                     2,598,402.78       3,308,365.05      2,037,658.06     1,941,762.50        1,934,367.71
Investor Default Amount                       3,835,147.83       4,648,667.06      3,021,628.60     2,876,360.87        2,876,360.87
Investor Monthly Fees                         1,666,666.67       2,020,203.33      1,313,130.00     1,250,000.00        1,250,000.00
Investor Additional Amounts                           0.00               0.00              0.00             0.00                0.00
Total                                         8,100,217.27       9,977,235.44      6,372,416.66     6,068,123.37        6,060,728.58

Reallocated Investor Finance
  Charge Collections                         16,791,616.49      20,512,271.65     13,220,178.89    12,586,672.78       12,579,277.99
Investment Funding Account Proceeds                                      0.00
Available Excess                              8,700,797.22      10,535,036.20      6,847,762.23     6,518,549.41        6,518,549.41

2. Group 2 Allocations                       Series 2001-4      Series 2001-5     Series 2001-6    Series 2001-7       Series 2002-1
----------------------                       -------------      -------------     -------------    -------------       -------------
Invested Amount                             725,000,000.00     500,000,000.00    700,000,000.00   650,000,000.00      920,000,000.00
Investor Finance Charge Collections          12,125,733.74       8,362,574.99     11,707,604.99    10,871,347.49       15,387,137.98

Investor Monthly Interest                     1,869,888.78       1,309,750.00      1,798,990.28     1,670,938.75        2,361,020.28
Investor Default Amount                       2,780,482.18       1,917,573.91      2,684,603.48     2,492,846.09        3,528,336.00
Investor Monthly Fees                         1,208,333.33         833,333.33      1,166,666.67     1,083,333.33        1,533,333.33
Investor Additional Amounts                           0.00               0.00              0.00             0.00                0.00
Total                                         5,858,704.29       4,060,657.25      5,650,260.42     5,247,118.17        7,422,689.61

Reallocated Investor Finance
  Charge Collections                         12,159,968.73       8,406,356.86     11,734,239.88    10,896,527.66       15,418,776.89
Investment Funding Account Proceeds
Available Excess                              6,301,264.43       4,345,699.61      6,083,979.45     5,649,409.49        7,996,087.28


2. Group 2 Allocations                        Series 2002-2      Series 2002-3     Series 2002-4    Series 2002-5      Series 2002-6
----------------------                        -------------      -------------     -------------    -------------      -------------
Invested Amount                              940,000,000.00     920,000,000.00    500,000,000.00   600,000,000.00     720,000,000.00
Investor Finance Charge Collections           15,721,640.98      15,387,137.98      8,367,273.99    10,035,089.99      12,042,107.99

Investor Monthly Interest                      2,411,699.25       2,359,752.72      1,255,198.61     1,567,437.50       1,865,580.00
Investor Default Amount                        3,605,038.96       3,528,336.00      1,917,573.91     2,301,088.70       2,761,306.44
Investor Monthly Fees                          1,566,666.67       1,533,333.33        833,333.33     1,000,000.00       1,200,000.00
Investor Additional Amounts                            0.00               0.00              0.00             0.00               0.00
Total                                          7,583,404.88       7,421,422.06      4,006,105.86     4,868,526.20       5,826,886.44

Reallocated Investor Finance
  Charge Collections                          15,753,320.14      15,417,509.34      8,351,805.47    10,083,365.73      12,084,693.87
Investment Funding Account Proceeds
Available Excess                               8,169,915.26       7,996,087.28      4,350,398.61     5,214,839.53       6,257,807.44

2. Group 2 Allocations                        Series 2003-1      Series 2003-2     Series 2003-3    Series 2004-1      Series 2004-2
----------------------                        -------------      -------------     -------------    -------------      -------------
Invested Amount                              920,000,000.00   1,100,000,000.00    750,000,000.00   800,000,000.00     400,000,000.00
Investor Finance Charge Collections           15,387,137.98      18,397,664.98     12,543,862.49    13,380,119.99       6,690,059.99

Investor Monthly Interest                      2,361,020.28       2,820,685.69      1,922,161.46     2,028,812.22       1,047,111.11
Investor Default Amount                        3,528,336.00       4,218,662.61      2,876,360.87     3,068,118.26       1,534,059.13
Investor Monthly Fees                          1,533,333.33       1,833,333.33      1,250,000.00     1,333,333.33         666,666.67
Investor Additional Amounts                            0.00               0.00              0.00             0.00               0.00
Total                                          7,422,689.61       8,872,681.64      6,048,522.33     6,430,263.82       3,247,836.91

Reallocated Investor Finance
  Charge Collections                          15,418,776.89      18,433,220.78     12,567,071.74    13,383,383.19       6,724,396.60
Investment Funding Account Proceeds
Available Excess                               7,996,087.28       9,560,539.14      6,518,549.41     6,953,119.37       3,476,559.69

2. Group 2 Allocations                        Series 2004-4      Series 2004-5     Series 2005-1    Series 2005-2      Group 2 Total
----------------------                        -------------      -------------     -------------    -------------      -------------
Invested Amount                            1,100,000,000.00   1,000,000,000.00    600,000,000.00   600,000,000.00  18,945,000,000.00
Investor Finance Charge Collections           18,397,664.98      16,725,149.98     10,035,089.99    10,035,089.99     316,872,063.40

Investor Monthly Interest                      2,792,837.36       2,536,230.56      1,068,375.00     1,099,486.67      47,967,532.62
Investor Default Amount                        4,218,662.61       3,835,147.83      2,301,088.70     2,301,088.70      72,656,875.62
Investor Monthly Fees                          1,833,333.33       1,666,666.67      1,000,000.00     1,000,000.00      31,575,000.00
Investor Additional Amounts                            0.00               0.00              0.00             0.00               0.00
Total                                          8,844,833.31       8,038,045.05      4,369,463.70     4,400,575.36     152,199,408.24

Reallocated Investor Finance
  Charge Collections                          18,405,372.45      16,729,444.27      9,584,303.23     9,615,414.89     316,857,966.40
Investment Funding Account Proceeds                                                                                             0.00
Available Excess                               9,560,539.14       8,691,399.22      5,214,839.53     5,214,839.53     164,672,655.17

                                                    GROUP I           GROUP II
                                                    -------           --------
Group Investor Finance Charge Collections     25,589,479.47     316,857,966.40
Group Expenses                                12,743,782.85     152,199,408.24
Reallocable Investor Finance
  Charge Collections                          12,845,696.63     164,658,558.17


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          280,398,236
61-90 Days Delinquent:                          149,532,489
90+ Days Delinquent:                            235,328,521
Total 30+ Days Delinquent:                      665,259,245




X. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,299,938,524.30     1,000,000,000.00       299,938,524.30
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 21,741,666.79        16,734,547.98         5,016,516.80
Collections of Principal Receivables                   331,200,183.03       254,781,419.92        76,418,763.11
Defaulted Amount                                         4,985,456.41         3,835,147.83         1,150,308.58

Ending Invested / Transferor Amounts                 1,292,281,350.74     1,000,000,000.00       292,281,350.74


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                  4,125,000.00                 0.00                 0.00        4,125,000.00

Coupon  march 15, 2005 to April 14, 2005                      2.9700%              3.1600%              3.3100%
Monthly Interest Due                                     2,109,937.50           217,688.89           270,776.39        2,598,402.78
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       2,109,937.50           217,688.89           270,776.39        2,598,402.78
Investor Default Amount                                  3,163,996.96           306,811.83           364,339.04        3,835,147.83
Investor Monthly Fees Due                                1,375,000.00           133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                6,648,934.46           657,834.05           793,448.77        8,100,217.27

Reallocated Investor Finance Charge Collections                                                                       16,791,616.49
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                9,398.00
Series Adjusted Portfolio Yield                                                                                            16.3191%
Base Rate                                                                                                                   5.0218%
Excess Spread Percentage                                                                                                   10.4410%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                   2,109,937.50           217,688.89           270,776.39        2,598,402.78
Principal Deposits - Prin. Funding Account             825,000,000.00        80,000,000.00                 0.00      905,000,000.00
Principal Distributions                                825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00
Total Distributions                                    827,109,937.50        80,217,688.89        95,270,776.39    1,002,598,402.78
Ending Certificates Balance                                      0.00                 0.00                 0.00                0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                          $1,002.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                              $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                      $1,002.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                              $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $95,270,776.39

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $270,776.39

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                    $95,000,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,860,836.95

          a.   Class A Monthly Interest:                         $2,109,937.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,163,996.96
          e.   Excess Spread:                                    $8,586,902.50

     2.   Class B Available Funds:                               $1,344,081.16

          a.   Class B Monthly Interest:                           $217,688.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,126,392.27

     3.   Collateral Available Funds:                            $1,596,096.38

          a.   Excess Spread:                                    $1,596,096.38

     4.   Total Excess Spread:                                  $11,309,391.14

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2000-3 Allocable Principal
          Collections:                                         $331,200,183.03

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                         $254,781,419.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $254,781,419.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                   $741,383,432.25

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,835,147.83

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $258,616,567.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                      N/A

     2.   Required Collateral Invested Amount:                             N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     4.   Treated as Shared Principal Collections:                         N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                           $905,000,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:             $95,000,000.00

     3.   Principal Distribution:                            $1,000,000,000.00

     4.   Treated as Shared Principal Collections:                       $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                        $11,309,391.14
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $306,811.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $270,776.39
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $364,339.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,700,797.22

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0218%
          b.   Prior Monthly Period                                    5.0090%
          c.   Second Prior Monthly Period                             4.8974%

     2.   Three Month Average Base Rate                                4.9761%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.3191%
          b.   Prior Monthly Period                                   16.0302%
          c.   Second Prior Monthly Period                            15.0214%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7902%



XI. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,575,684,083.95     1,212,122,000.00       363,562,083.95
Beginning Adjusted Invested Amount                                N/A     1,212,122,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 26,353,552.63        20,272,922.25         6,080,630.38
Collections of Principal Receivables                   401,455,028.26       308,826,164.28        92,628,863.98
Defaulted Amount                                         6,042,981.39         4,648,667.06         1,394,314.34

Ending Invested / Transferor Amounts                 1,566,402,655.42     1,212,122,000.00       354,280,655.42


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      3.1350%              3.3600%              3.3100%
Monthly Interest Due                                     2,699,583.33           280,566.53           328,215.19        3,308,365.05
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       2,699,583.33           280,566.53           328,215.19        3,308,365.05
Investor Default Amount                                  3,835,147.83           371,894.28           441,624.94        4,648,667.06
Investor Monthly Fees Due                                1,666,666.67           161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                                8,201,397.83           814,077.48           961,760.13        9,977,235.44

Reallocated Investor Finance Charge Collections                                                                       20,512,271.65
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.4722%
Base Rate                                                                                                                   5.1760%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                       1,000,000,000.00        96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                                   2,699,583.33           280,566.53           328,215.19        3,308,365.05
Interest Deposits - Interest Funding Account            (2,699,583.33)         (280,566.53)                0.00       (2,980,149.87)
Interest Funding Account Distributions                           0.00                 0.00                 0.00                0.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                              0.00                 0.00           328,215.19          328,215.19
Ending Interest Funding Account Balance                  2,699,583.33           280,566.53                 0.00        2,980,149.87
Ending Certificates Balance                          1,000,000,000.00        96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.70

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.70

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $328,215.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $328,215.19

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                      $16,922,613.11

          a.   Class A Monthly Interest:                         $2,699,583.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,835,147.83
          e.   Excess Spread:                                   $10,387,881.95

     2.   Class B Available Funds:                               $1,640,985.79

          a.   Class B Monthly Interest:                           $280,566.53
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,360,419.26

     3.   Collateral Available Funds:                            $1,948,672.74

          a.   Excess Spread:                                    $1,948,672.74

     4.   Total Excess Spread:                                  $13,696,973.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2000-4 Allocable Principal
          Collections:                                         $401,455,028.26

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                         $308,826,164.28

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $308,826,164.28

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,648,667.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $313,474,831.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $115,152,000.00

     2.   Required Collateral Invested Amount:                 $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $313,474,831.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                        $13,696,973.95
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $371,894.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $328,215.19
     9.   Applied to unpaid Monthly Servicing Fee:               $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $441,624.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                              $10,535,036.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.1760%
          b.   Prior Monthly Period                                    4.8879%
          c.   Second Prior Monthly Period                             4.8773%

     2.   Three Month Average Base Rate                                4.9804%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.4722%
          b.   Prior Monthly Period                                   15.9170%
          c.   Second Prior Monthly Period                            15.0007%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7966%



XII. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,024,192,964.65       787,878,000.00       236,314,964.65
Beginning Adjusted Invested Amount                                N/A       787,878,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 17,129,780.94        13,177,377.72         3,952,403.23
Collections of Principal Receivables                   260,945,337.81       200,736,675.57        60,208,662.24
Defaulted Amount                                         3,927,931.42         3,021,628.60           906,302.82

Ending Invested / Transferor Amounts                 1,018,160,046.05       787,878,000.00       230,282,046.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9500%              3.1900%              3.3100%
Monthly Interest Due                                     1,651,180.56           173,139.91           213,337.59        2,037,658.06
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,651,180.56           173,139.91           213,337.59        2,037,658.06
Investor Default Amount                                  2,492,846.09           241,729.37           287,053.14        3,021,628.60
Investor Monthly Fees Due                                1,083,333.33           105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                                5,227,359.98           519,919.28           625,137.40        6,372,416.66

Reallocated Investor Finance Charge Collections                                                                       13,220,178.89
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2920%
Base Rate                                                                                                                   5.0075%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         650,000,000.00        63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                   1,651,180.56           173,139.91           213,337.59        2,037,658.06
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,651,180.56           173,139.91           213,337.59        2,037,658.06
Ending Certificates Balance                            650,000,000.00        63,030,000.00        74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.54

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $213,337.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $213,337.59

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,906,658.49

          a.   Class A Monthly Interest:                         $1,651,180.56
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,492,846.09
          e.   Excess Spread:                                    $6,762,631.85

     2.   Class B Available Funds:                               $1,057,610.28

          a.   Class B Monthly Interest:                           $173,139.91
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $884,470.38

     3.   Collateral Available Funds:                            $1,255,910.11

          a.   Excess Spread:                                    $1,255,910.11

     4.   Total Excess Spread:                                   $8,903,012.34

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2000-5 Allocable Principal
          Collections:                                         $260,945,337.81

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                         $200,736,675.57

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $200,736,675.57

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,021,628.60

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $203,758,304.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $74,848,000.00

     2.   Required Collateral Invested Amount:                  $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $203,758,304.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                         $8,903,012.34
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $241,729.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $213,337.59
     9.   Applied to unpaid Monthly Servicing Fee:               $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $287,053.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,847,762.23

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0075%
          b.   Prior Monthly Period                                    4.9947%
          c.   Second Prior Monthly Period                             4.8831%

     2.   Three Month Average Base Rate                                4.9618%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2920%
          b.   Prior Monthly Period                                   16.0074%
          c.   Second Prior Monthly Period                            15.0006%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7667%



XIII. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       -------------          -----------
Beginning Invested /Transferor Amount                  974,953,893.22       750,000,000.00       224,953,893.22
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 16,306,250.09        12,543,862.49         3,762,387.60
Collections of Principal Receivables                   248,400,137.27       191,086,064.94        57,314,072.33
Defaulted Amount                                         3,739,092.31         2,876,360.87           862,731.44

Ending Invested / Transferor Amounts                   969,211,013.05       750,000,000.00       219,211,013.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9500%              3.2300%              3.3100%
Monthly Interest Due                                     1,571,796.88           166,883.33           203,082.29        1,941,762.50
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,571,796.88           166,883.33           203,082.29        1,941,762.50
Investor Default Amount                                  2,372,997.72           230,108.87           273,254.28        2,876,360.87
Investor Monthly Fees Due                                1,031,250.00           100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,976,044.59           496,992.20           595,086.57        6,068,123.37

Reallocated Investor Finance Charge Collections                                                                       12,586,672.78
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2955%
Base Rate                                                                                                                   5.0107%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                   1,571,796.88           166,883.33           203,082.29        1,941,762.50
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,571,796.88           166,883.33           203,082.29        1,941,762.50
Ending Certificates Balance                            618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.54

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:
                                           $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $203,082.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $203,082.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,384,005.05

          a.   Class A Monthly Interest:                         $1,571,796.88
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,372,997.72
          e.   Excess Spread:                                    $6,439,210.45

     2.   Class B Available Funds:                               $1,006,933.82

          a.   Class B Monthly Interest:                           $166,883.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $840,050.49

     3.   Collateral Available Funds:                            $1,195,733.91

          a.   Excess Spread:                                    $1,195,733.91

     4.   Total Excess Spread:                                   $8,474,994.86

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-1 Allocable Principal
          Collections:                                         $248,400,137.27

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                         $191,086,064.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $191,086,064.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,876,360.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $193,962,425.81

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $193,962,425.81

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                         $8,474,994.86
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $230,108.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $203,082.29
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $273,254.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,518,549.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0107%
          b.   Prior Monthly Period                                    4.9979%
          c.   Second Prior Monthly Period                             4.8864%

     2.   Three Month Average Base Rate                                4.9650%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2955%
          b.   Prior Monthly Period                                   16.0104%
          c.   Second Prior Monthly Period                            15.0035%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7698%



XIV. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocation           Interest               Interest
----------------------------------                        ----------        --------------          -----------
Beginning Invested /Transferor Amount                  324,984,631.07       250,000,000.00        74,984,631.07
Beginning Adjusted Invested Amount                                N/A       250,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                  5,435,416.70         4,181,287.50         1,254,129.20
Collections of Principal Receivables                    82,800,045.76        63,695,354.98        19,104,690.78
Defaulted Amount                                         1,246,364.10           958,786.96           287,577.15

Ending Invested / Transferor Amounts                   323,070,337.68       250,000,000.00        73,070,337.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      5.5300%              5.8300%              3.6600%
Monthly Interest Due                                       996,552.08            72,875.00            59,093.75        1,128,520.83
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                         996,552.08            72,875.00            59,093.75        1,128,520.83
Investor Default Amount                                    829,350.72            57,527.22            71,909.02          958,786.96
Investor Monthly Fees Due                                  360,416.67            25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                                2,186,319.47           155,402.22           162,252.77        2,503,974.46

Reallocated Investor Finance Charge Collections                                                                        4,602,944.49
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            18.3465%
Base Rate                                                                                                                   7.2773%
Excess Spread Percentage                                                                                                   10.0751%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         216,250,000.00        15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                     996,552.08            72,875.00            59,093.75        1,128,520.83
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                        996,552.08            72,875.00            59,093.75        1,128,520.83
Ending Certificates Balance                            216,250,000.00        15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $59,093.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $59,093.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $3,981,546.99

          a.   Class A Monthly Interest:                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $829,350.72
          e.   Excess Spread:                                    $2,155,644.19

     2.   Class B Available Funds:                                 $276,176.67

          a.   Class B Monthly Interest:                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $203,301.67

     3.   Collateral Available Funds:                              $345,220.84

          a.   Excess Spread:                                      $345,220.84

     4.   Total Excess Spread:                                   $2,704,166.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-2 Allocable Principal
          Collections:                                          $82,800,045.76

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                          $63,695,354.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $63,695,354.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $958,786.96

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $64,654,141.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $18,750,000.00

     2.   Required Collateral Invested Amount:                  $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $64,654,141.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                         $2,704,166.69
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                  $57,527.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $59,093.75
     9.   Applied to unpaid Monthly Servicing Fee:                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $71,909.02
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $2,098,970.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  7.2773%
          b.   Prior Monthly Period                                    8.0105%
          c.   Second Prior Monthly Period                             8.0021%

     2.   Three Month Average Base Rate                                7.7633%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 18.3464%
          b.   Prior Monthly Period                                   18.0362%
          c.   Second Prior Monthly Period                            16.0748%

     4.   Three Month Average Series Adjusted Portfolio Yield         17.4858%



XV. Series 2001-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  974,953,893.22       750,000,000.00       224,953,893.22
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 16,306,250.09        12,543,862.49         3,762,387.60
Collections of Principal Receivables                   248,400,137.27       191,086,064.94        57,314,072.33
Defaulted Amount                                         3,739,092.31         2,876,360.87           862,731.44

Ending Invested / Transferor Amounts                   969,211,013.05       750,000,000.00       219,211,013.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9400%              3.1900%              3.3100%
Monthly Interest Due                                     1,566,468.75           164,816.67           203,082.29        1,934,367.71
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,566,468.75           164,816.67           203,082.29        1,934,367.71
Investor Default Amount                                  2,372,997.72           230,108.87           273,254.28        2,876,360.87
Investor Monthly Fees Due                                1,031,250.00           100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,970,716.47           494,925.54           595,086.57        6,060,728.58

Reallocated Investor Finance Charge Collections                                                                       12,579,277.99
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2831%
Base Rate                                                                                                                   4.9991%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                   1,566,468.75           164,816.67           203,082.29        1,934,367.71
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,566,468.75           164,816.67           203,082.29        1,934,367.71
Ending Certificates Balance                            618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.53

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $203,082.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $203,082.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,377,904.34

          a.   Class A Monthly Interest:                         $1,566,468.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,372,997.72
          e.   Excess Spread:                                    $6,438,437.88

     2.   Class B Available Funds:                               $1,006,342.24

          a.   Class B Monthly Interest:                           $164,816.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $841,525.57

     3.   Collateral Available Funds:                            $1,195,031.41

          a.   Excess Spread:                                    $1,195,031.41

     4.   Total Excess Spread:                                   $8,474,994.86

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-3 Allocable Principal
          Collections:                                         $248,400,137.27

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                         $191,086,064.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $191,086,064.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,876,360.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $193,962,425.81

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $193,962,425.81

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                         $8,474,994.86
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $230,108.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $203,082.29
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $273,254.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,518,549.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9991%
          b.   Prior Monthly Period                                    4.9863%
          c.   Second Prior Monthly Period                             4.8748%

     2.   Three Month Average Base Rate                                4.9534%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2831%
          b.   Prior Monthly Period                                   15.9996%
          c.   Second Prior Monthly Period                            14.9933%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7587%



XVI. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  942,455,430.12       725,000,000.00       217,455,430.12
Beginning Adjusted Invested Amount                                N/A       725,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 15,762,708.42        12,125,733.74         3,636,974.68
Collections of Principal Receivables                   240,120,132.70       184,716,529.44        55,403,603.26
Defaulted Amount                                         3,614,455.90         2,780,482.18           833,973.72

Ending Invested / Transferor Amounts                   936,903,979.28       725,000,000.00       211,903,979.28


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9400%              3.1900%              3.3100%
Monthly Interest Due                                     1,514,253.13           159,322.78           196,312.88        1,869,888.78
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,514,253.13           159,322.78           196,312.88        1,869,888.78
Investor Default Amount                                  2,293,897.80           222,438.57           264,145.81        2,780,482.18
Investor Monthly Fees Due                                  996,875.00            96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                                4,805,025.92           478,428.02           575,250.36        5,858,704.29

Reallocated Investor Finance Charge Collections                                                                       12,159,968.73
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2831%
Base Rate                                                                                                                   4.9991%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         598,125,000.00        58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                   1,514,253.13           159,322.78           196,312.88        1,869,888.78
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,514,253.13           159,322.78           196,312.88        1,869,888.78
Ending Certificates Balance                            598,125,000.00        58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.53

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $196,312.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $196,312.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,031,974.20

          a.   Class A Monthly Interest:                         $1,514,253.13
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,293,897.80
          e.   Excess Spread:                                    $6,223,823.28

     2.   Class B Available Funds:                                 $972,797.50

          a.   Class B Monthly Interest:                           $159,322.78
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $813,474.72

     3.   Collateral Available Funds:                            $1,155,197.03

          a.   Excess Spread:                                    $1,155,197.03

     4.   Total Excess Spread:                                   $8,192,495.03

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-4 Allocable Principal
          Collections:                                         $240,120,132.70

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                         $184,716,529.44

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $184,716,529.44

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,780,482.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $187,497,011.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,875,000.00

     2.   Required Collateral Invested Amount:                  $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $187,497,011.62

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                         $8,192,495.03
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $222,438.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $196,312.88
     9.   Applied to unpaid Monthly Servicing Fee:               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $264,145.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,301,264.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9991%
          b.   Prior Monthly Period                                    4.9863%
          c.   Second Prior Monthly Period                             4.8748%

     2.   Three Month Average Base Rate                                4.9534%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2831%
          b.   Prior Monthly Period                                   15.9996%
          c.   Second Prior Monthly Period                            14.9933%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7587%



XVII. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations         Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  649,969,262.15       500,000,000.00       149,969,262.15
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 10,870,833.39         8,362,574.99         2,508,258.40
Collections of Principal Receivables                   165,600,091.52       127,390,709.96        38,209,381.56
Defaulted Amount                                         2,492,728.20         1,917,573.91           575,154.29

Ending Invested / Transferor Amounts                   646,140,675.37       500,000,000.00       146,140,675.37


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9900%              3.2600%              3.3100%
Monthly Interest Due                                     1,062,072.92           112,288.89           135,388.19        1,309,750.00
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,062,072.92           112,288.89           135,388.19        1,309,750.00
Investor Default Amount                                  1,581,998.48           153,405.91           182,169.52        1,917,573.91
Investor Monthly Fees Due                                  687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                3,331,571.40           332,361.47           396,724.38        4,060,657.25

Reallocated Investor Finance Charge Collections                                                                        8,406,356.86
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.3338%
Base Rate                                                                                                                   5.0466%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,062,072.92           112,288.89           135,388.19        1,309,750.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,062,072.92           112,288.89           135,388.19        1,309,750.00
Ending Certificates Balance                            412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $135,388.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $135,388.19

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,935,244.41

          a.   Class A Monthly Interest:                         $1,062,072.92
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,581,998.48
          e.   Excess Spread:                                    $4,291,173.01

     2.   Class B Available Funds:                                 $672,508.55

          a.   Class B Monthly Interest:                           $112,288.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $560,219.66

     3.   Collateral Available Funds:                              $798,603.90

          a.   Excess Spread:                                      $798,603.90

     4.   Total Excess Spread:                                   $5,649,996.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-5 Allocable Principal
          Collections:                                         $165,600,091.52

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                         $127,390,709.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $127,390,709.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,917,573.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $129,308,283.88

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $129,308,283.88

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                         $5,649,996.57
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $153,405.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $135,388.19
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $182,169.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,345,699.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0466%
          b.   Prior Monthly Period                                    5.0338%
          c.   Second Prior Monthly Period                             4.9223%

     2.   Three Month Average Base Rate                                5.0009%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.3338%
          b.   Prior Monthly Period                                   16.0439%
          c.   Second Prior Monthly Period                            15.0349%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8042%



XVIII. Series 2001-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  909,956,967.01       700,000,000.00       209,956,967.01
Beginning Adjusted Invested Amount                                N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 15,219,166.75        11,707,604.99         3,511,561.76
Collections of Principal Receivables                   231,840,128.12       178,346,993.95        53,493,134.18
Defaulted Amount                                         3,489,819.49         2,684,603.48           805,216.01

Ending Invested / Transferor Amounts                   904,596,945.51       700,000,000.00       204,596,945.51


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9300%              3.1600%              3.3100%
Monthly Interest Due                                     1,457,064.58           152,382.22           189,543.47        1,798,990.28
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,457,064.58           152,382.22           189,543.47        1,798,990.28
Investor Default Amount                                  2,214,797.87           214,768.28           255,037.33        2,684,603.48
Investor Monthly Fees Due                                  962,500.00            93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                                4,634,362.45           460,483.83           555,414.14        5,650,260.42

Reallocated Investor Finance Charge Collections                                                                       11,734,239.88
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2715%
Base Rate                                                                                                                   4.9883%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         577,500,000.00        56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                   1,457,064.58           152,382.22           189,543.47        1,798,990.28
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,457,064.58           152,382.22           189,543.47        1,798,990.28
Ending Certificates Balance                            577,500,000.00        56,000,000.00        66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.52

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $189,543.47

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $189,543.47

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,680,747.90

          a.   Class A Monthly Interest:                         $1,457,064.58
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,214,797.87
          e.   Excess Spread:                                    $6,008,885.44

     2.   Class B Available Funds:                                 $938,739.19

          a.   Class B Monthly Interest:                           $152,382.22
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $786,356.97

     3.   Collateral Available Funds:                            $1,114,752.79

          a.   Excess Spread:                                    $1,114,752.79

     4.   Total Excess Spread:                                   $7,909,995.20

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-6 Allocable Principal
          Collections:                                         $231,840,128.12

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                         $178,346,993.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $178,346,993.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,684,603.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $181,031,597.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $66,500,000.00

     2.   Required Collateral Invested Amount:                  $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $181,031,597.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                         $7,909,995.20
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $214,768.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $189,543.47
     9.   Applied to unpaid Monthly Servicing Fee:               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $255,037.33
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,083,979.45

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9883%
          b.   Prior Monthly Period                                    4.9755%
          c.   Second Prior Monthly Period                             4.8640%

     2.   Three Month Average Base Rate                                4.9426%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2715%
          b.   Prior Monthly Period                                   15.9895%
          c.   Second Prior Monthly Period                            14.9839%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7483%



XIX. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  844,960,040.79       650,000,000.00       194,960,040.79
Beginning Adjusted Invested Amount                                N/A       650,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 14,132,083.41        10,871,347.49         3,260,735.92
Collections of Principal Receivables                   215,280,118.97       165,607,922.95        49,672,196.02
Defaulted Amount                                         3,240,546.67         2,492,846.09           747,700.58

Ending Invested / Transferor Amounts                   839,982,877.98       650,000,000.00       189,982,877.98


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9300%              3.1700%              3.3100%
Monthly Interest Due                                     1,352,988.54           141,945.56           176,004.65        1,670,938.75
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,352,988.54           141,945.56           176,004.65        1,670,938.75
Investor Default Amount                                  2,056,598.02           199,427.69           236,820.38        2,492,846.09
Investor Monthly Fees Due                                  893,750.00            86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                                4,303,336.56           428,039.91           515,741.70        5,247,118.17

Reallocated Investor Finance Charge Collections                                                                       10,896,527.66
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2724%
Base Rate                                                                                                                   4.9891%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         536,250,000.00        52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                   1,352,988.54           141,945.56           176,004.65        1,670,938.75
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,352,988.54           141,945.56           176,004.65        1,670,938.75
Ending Certificates Balance                            536,250,000.00        52,000,000.00        61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.52

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $176,004.65

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $176,004.65

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,989,635.32

          a.   Class A Monthly Interest:                         $1,352,988.54
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,056,598.02
          e.   Excess Spread:                                    $5,580,048.76

     2.   Class B Available Funds:                                 $871,722.21

          a.   Class B Monthly Interest:                           $141,945.56
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $729,776.66

     3.   Collateral Available Funds:                            $1,035,170.13

          a.   Excess Spread:                                    $1,035,170.13

     4.   Total Excess Spread:                                   $7,344,995.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2001-7 Allocable Principal
          Collections:                                         $215,280,118.97

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                         $165,607,922.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $165,607,922.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,492,846.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $168,100,769.04

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $61,750,000.00

     2.   Required Collateral Invested Amount:                  $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $168,100,769.04

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                         $7,344,995.54
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $199,427.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $176,004.65
     9.   Applied to unpaid Monthly Servicing Fee:               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $236,820.38
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,649,409.49

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9891%
          b.   Prior Monthly Period                                    4.9763%
          c.   Second Prior Monthly Period                             4.8648%

     2.   Three Month Average Base Rate                                4.9434%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2724%
          b.   Prior Monthly Period                                   15.9903%
          c.   Second Prior Monthly Period                            14.9846%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7491%



XX. Series 2002-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations         Interest                Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,195,943,442.36       920,000,000.00       275,943,442.36
Beginning Adjusted Invested Amount                                N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 20,002,333.44        15,387,137.98         4,615,195.46
Collections of Principal Receivables                   304,704,168.39       234,398,906.33        70,305,262.06
Defaulted Amount                                         4,586,619.90         3,528,336.00         1,058,283.89

Ending Invested / Transferor Amounts                 1,188,898,842.68       920,000,000.00       268,898,842.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9200%              3.2100%              3.3100%
Monthly Interest Due                                     1,908,463.33           203,442.67           249,114.28        2,361,020.28
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,908,463.33           203,442.67           249,114.28        2,361,020.28
Investor Default Amount                                  2,910,877.20           282,266.88           335,191.92        3,528,336.00
Investor Monthly Fees Due                                1,265,000.00           122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,084,340.54           608,376.21           729,972.86        7,422,689.61

Reallocated Investor Finance Charge Collections                                                                       15,418,776.89
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2669%
Base Rate                                                                                                                   4.9840%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         759,000,000.00        73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                   1,908,463.33           203,442.67           249,114.28        2,361,020.28
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,908,463.33           203,442.67           249,114.28        2,361,020.28
Ending Certificates Balance                            759,000,000.00        73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.51

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $249,114.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $249,114.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,720,490.94

          a.   Class A Monthly Interest:                         $1,908,463.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,910,877.20
          e.   Excess Spread:                                    $7,901,150.40

     2.   Class B Available Funds:                               $1,233,502.15

          a.   Class B Monthly Interest:                           $203,442.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,030,059.48

     3.   Collateral Available Funds:                            $1,464,783.80

          a.   Excess Spread:                                    $1,464,783.80

     4.   Total Excess Spread:                                  $10,395,993.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2002-1 Allocable Principal
          Collections:                                         $304,704,168.39

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                         $234,398,906.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $234,398,906.33

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,528,336.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $237,927,242.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $237,927,242.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                        $10,395,993.69
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $282,266.88
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $249,114.28
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $335,191.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,996,087.28

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9840%
          b.   Prior Monthly Period                                    4.9712%
          c.   Second Prior Monthly Period                             4.8597%

     2.   Three Month Average Base Rate                                4.9383%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2669%
          b.   Prior Monthly Period                                   15.9855%
          c.   Second Prior Monthly Period                            14.9801%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7442%



XXI. Series 2002-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,221,942,212.84       940,000,000.00       281,942,212.84
Beginning Adjusted Invested Amount                                N/A       940,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 20,437,166.78        15,721,640.98         4,715,525.80
Collections of Principal Receivables                   311,328,172.05       239,494,534.73        71,833,637.32
Defaulted Amount                                         4,686,329.02         3,605,038.96         1,081,290.07

Ending Invested / Transferor Amounts                 1,214,744,469.69       940,000,000.00       274,744,469.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9200%              3.2000%              3.3100%
Monthly Interest Due                                     1,949,951.67           207,217.78           254,529.81        2,411,699.25
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,949,951.67           207,217.78           254,529.81        2,411,699.25
Investor Default Amount                                  2,974,157.14           288,403.12           342,478.70        3,605,038.96
Investor Monthly Fees Due                                1,292,500.00           125,333.33           148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                                6,216,608.81           620,954.23           745,841.84        7,583,404.88

Reallocated Investor Finance Charge Collections                                                                       15,753,320.14
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2660%
Base Rate                                                                                                                   4.9832%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         775,500,000.00        75,200,000.00        89,300,000.00      940,000,000.00
Interest Distributions                                   1,949,951.67           207,217.78           254,529.81        2,411,699.25
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,949,951.67           207,217.78           254,529.81        2,411,699.25
Ending Certificates Balance                            775,500,000.00        75,200,000.00        89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.51

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $254,529.81

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $254,529.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,996,489.12

          a.   Class A Monthly Interest:                         $1,949,951.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,974,157.14
          e.   Excess Spread:                                    $8,072,380.31

     2.   Class B Available Funds:                               $1,260,265.61

          a.   Class B Monthly Interest:                           $207,217.78
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,053,047.83

     3.   Collateral Available Funds:                            $1,496,565.41

          a.   Excess Spread:                                    $1,496,565.41

     4.   Total Excess Spread:                                  $10,621,993.55

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2002-2 Allocable Principal
          Collections:                                         $311,328,172.05

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                         $239,494,534.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $239,494,534.73

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,605,038.96

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $243,099,573.69

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $89,300,000.00

     2.   Required Collateral Invested Amount:                  $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $243,099,573.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                        $10,621,993.55
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $288,403.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $254,529.81
     9.   Applied to unpaid Monthly Servicing Fee:               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $342,478.70
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,169,915.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9832%
          b.   Prior Monthly Period                                    4.9704%
          c.   Second Prior Monthly Period                             4.8589%

     2.   Three Month Average Base Rate                                4.9375%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2660%
          b.   Prior Monthly Period                                   15.9848%
          c.   Second Prior Monthly Period                            14.9794%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7434%



XXII. Series 2002-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,195,943,442.36       920,000,000.00       275,943,442.36
Beginning Adjusted Invested Amount                                N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 20,002,333.44        15,387,137.98         4,615,195.46
Collections of Principal Receivables                   304,704,168.39       234,398,906.33        70,305,262.06
Defaulted Amount                                         4,586,619.90         3,528,336.00         1,058,283.89

Ending Invested / Transferor Amounts                 1,188,898,842.68       920,000,000.00       268,898,842.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9200%              3.1900%              3.3100%
Monthly Interest Due                                     1,908,463.33           202,175.11           249,114.28        2,359,752.72
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,908,463.33           202,175.11           249,114.28        2,359,752.72
Investor Default Amount                                  2,910,877.20           282,266.88           335,191.92        3,528,336.00
Investor Monthly Fees Due                                1,265,000.00           122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,084,340.54           607,108.66           729,972.86        7,421,422.06

Reallocated Investor Finance Charge Collections                                                                       15,417,509.34
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2652%
Base Rate                                                                                                                   4.9824%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         759,000,000.00        73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                   1,908,463.33           202,175.11           249,114.28        2,359,752.72
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,908,463.33           202,175.11           249,114.28        2,359,752.72
Ending Certificates Balance                            759,000,000.00        73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.51

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $249,114.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $249,114.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,719,445.20

          a.   Class A Monthly Interest:                         $1,908,463.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,910,877.20
          e.   Excess Spread:                                    $7,900,104.67

     2.   Class B Available Funds:                               $1,233,400.75

          a.   Class B Monthly Interest:                           $202,175.11
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,031,225.64

     3.   Collateral Available Funds:                            $1,464,663.39

          a.   Excess Spread:                                    $1,464,663.39

     4.   Total Excess Spread:                                  $10,395,993.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2002-3 Allocable Principal
          Collections:                                         $304,704,168.39

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                         $234,398,906.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $234,398,906.33

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,528,336.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $237,927,242.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $237,927,242.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                        $10,395,993.69
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $282,266.88
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $249,114.28
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $335,191.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,996,087.28

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9824%
          b.   Prior Monthly Period                                    4.9696%
          c.   Second Prior Monthly Period                             4.8581%

     2.   Three Month Average Base Rate                                4.9367%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2652%
          b.   Prior Monthly Period                                   15.9840%
          c.   Second Prior Monthly Period                            14.9787%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7426%



XXII. Series 2002-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  649,969,262.15       500,000,000.00       149,969,262.15
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 10,870,833.39         8,367,273.99         2,508,258.40
Collections of Principal Receivables                   165,600,091.52       127,390,709.96        38,209,381.56
Defaulted Amount                                         2,492,728.20         1,917,573.91           575,154.29

Ending Invested / Transferor Amounts                   646,140,675.37       500,000,000.00       146,140,675.37


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                         2,062,500.00                 0.00                 0.00        2,062,500.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.8500%              3.1200%              3.3100%
Monthly Interest Due                                     1,012,343.75           107,466.67           135,388.19        1,255,198.61
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,012,343.75           107,466.67           135,388.19        1,255,198.61
Investor Default Amount                                  1,581,998.48           153,405.91           182,169.52        1,917,573.91
Investor Monthly Fees Due                                  687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                3,281,842.23           327,539.25           396,724.38        4,006,105.86

Reallocated Investor Finance Charge Collections                                                                        8,351,805.47
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                4,699.00
Series Adjusted Portfolio Yield                                                                                            16.2083%
Base Rate                                                                                                                   4.9182%
Excess Spread Percentage                                                                                                   10.4410%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                 Total
--------------------------------------------                  -------              -------           ----------                -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,012,343.75           107,466.67           135,388.19        1,255,198.61
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,012,343.75           107,466.67           135,388.19        1,255,198.61
Ending Certificates Balance                            412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.45

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $135,388.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $135,388.19

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,894,116.19

          a.   Class A Monthly Interest:                         $1,012,343.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,581,998.48
          e.   Excess Spread:                                    $4,299,773.96

     2.   Class B Available Funds:                                 $668,520.36

          a.   Class B Monthly Interest:                           $107,466.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $561,053.69

     3.   Collateral Available Funds:                              $793,867.92

          a.   Excess Spread:                                      $793,867.92

     4.   Total Excess Spread:                                   $5,654,695.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2002-4 Allocable Principal
          Collections:                                         $165,600,091.52

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                         $127,390,709.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $127,390,709.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,917,573.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $129,308,283.88

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $129,308,283.88

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                         $5,654,695.57
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $153,405.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $135,388.19
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $182,169.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,350,398.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9182%
          b.   Prior Monthly Period                                    4.9054%
          c.   Second Prior Monthly Period                             4.7938%

     2.   Three Month Average Base Rate                                4.8724%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2083%
          b.   Prior Monthly Period                                   15.9240%
          c.   Second Prior Monthly Period                            14.9225%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.6850%



XXIV. Series 2002-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations           Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  779,963,114.58       600,000,000.00       179,963,114.58
Beginning Adjusted Invested Amount                                N/A       600,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 13,045,000.07        10,035,089.99         3,009,910.08
Collections of Principal Receivables                   198,720,109.82       152,868,851.95        45,851,257.87
Defaulted Amount                                         2,991,273.85         2,301,088.70           690,185.15

Ending Invested / Transferor Amounts                   775,368,810.44       600,000,000.00       175,368,810.44


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9800%              3.2600%              3.3100%
Monthly Interest Due                                     1,270,225.00           134,746.67           162,465.83        1,567,437.50
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,270,225.00           134,746.67           162,465.83        1,567,437.50
Investor Default Amount                                  1,898,398.18           184,087.10           218,603.43        2,301,088.70
Investor Monthly Fees Due                                  825,000.00            80,000.00            95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                3,993,623.18           398,833.76           476,069.26        4,868,526.20

Reallocated Investor Finance Charge Collections                                                                       10,083,365.73
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.3249%
Base Rate                                                                                                                   5.0383%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         495,000,000.00        48,000,000.00        57,000,000.00      600,000,000.00
Interest Distributions                                   1,270,225.00           134,746.67           162,465.83        1,567,437.50
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,270,225.00           134,746.67           162,465.83        1,567,437.50
Ending Certificates Balance                            495,000,000.00        48,000,000.00        57,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $162,465.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $162,465.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,318,776.73

          a.   Class A Monthly Interest:                         $1,270,225.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,898,398.18
          e.   Excess Spread:                                    $5,150,153.55

     2.   Class B Available Funds:                                 $806,669.26

          a.   Class B Monthly Interest:                           $134,746.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $671,922.59

     3.   Collateral Available Funds:                              $957,919.74

          a.   Excess Spread:                                      $957,919.74

     4.   Total Excess Spread:                                   $6,779,995.89

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2002-5 Allocable Principal
          Collections:                                         $198,720,109.82

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                         $152,868,851.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $152,868,851.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,301,088.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $155,169,940.65

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $57,000,000.00

     2.   Required Collateral Invested Amount:                  $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $155,169,940.65

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                         $6,779,995.89
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $184,087.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $162,465.83
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $218,603.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,214,839.53

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0383%
          b.   Prior Monthly Period                                    5.0254%
          c.   Second Prior Monthly Period                             4.9139%

     2.   Three Month Average Base Rate                                4.9925%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.3249%
          b.   Prior Monthly Period                                   16.0361%
          c.   Second Prior Monthly Period                            15.0276%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7962%



XXV. Series 2002-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  935,955,737.50       720,000,000.00       215,955,737.50
Beginning Adjusted Invested Amount                                N/A       720,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 15,654,000.09        12,042,107.99         3,611,892.10
Collections of Principal Receivables                   238,464,131.78       183,442,622.34        55,021,509.44
Defaulted Amount                                         3,589,528.61         2,761,306.44           828,222.18

Ending Invested / Transferor Amounts                   930,442,572.53       720,000,000.00       210,442,572.53


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9500%              3.2600%              3.3100%
Monthly Interest Due                                     1,508,925.00           161,696.00           194,959.00        1,865,580.00
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,508,925.00           161,696.00           194,959.00        1,865,580.00
Investor Default Amount                                  2,278,077.81           220,904.51           262,324.11        2,761,306.44
Investor Monthly Fees Due                                  990,000.00            96,000.00           114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                                4,777,002.81           478,600.51           571,283.11        5,826,886.44

Reallocated Investor Finance Charge Collections                                                                       12,084,693.87
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2981%
Base Rate                                                                                                                   5.0132%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         594,000,000.00        57,600,000.00        68,400,000.00      720,000,000.00
Interest Distributions                                   1,508,925.00           161,696.00           194,959.00        1,865,580.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,508,925.00           161,696.00           194,959.00        1,865,580.00
Ending Certificates Balance                            594,000,000.00        57,600,000.00        68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.54

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $194,959.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $194,959.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,969,872.45

          a.   Class A Monthly Interest:                         $1,508,925.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,278,077.81
          e.   Excess Spread:                                    $6,182,869.64

     2.   Class B Available Funds:                                 $966,775.51

          a.   Class B Monthly Interest:                           $161,696.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $805,079.51

     3.   Collateral Available Funds:                            $1,148,045.92

          a.   Excess Spread:                                    $1,148,045.92

     4.   Total Excess Spread:                                   $8,135,995.06

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2002-6 Allocable Principal
          Collections:                                         $238,464,131.78

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                         $183,442,622.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $183,442,622.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,761,306.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $186,203,928.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,400,000.00

     2.   Required Collateral Invested Amount:                  $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $186,203,928.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                         $8,135,995.06
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $220,904.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $194,959.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $262,324.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,257,807.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0132%
          b.   Prior Monthly Period                                    5.0004%
          c.   Second Prior Monthly Period                             4.8888%

     2.   Three Month Average Base Rate                                4.9674%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2981%
          b.   Prior Monthly Period                                   16.0127%
          c.   Second Prior Monthly Period                            15.0056%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7721%



XXVI. Series 2003-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,195,943,442.36       920,000,000.00       275,943,442.36
Beginning Adjusted Invested Amount                                N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 20,002,333.44        15,387,137.98         4,615,195.46
Collections of Principal Receivables                   304,704,168.39       234,398,906.33        70,305,262.06
Defaulted Amount                                         4,586,619.90         3,528,336.00         1,058,283.89

Ending Invested / Transferor Amounts                 1,188,898,842.68       920,000,000.00       268,898,842.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9200%              3.2100%              3.3100%
Monthly Interest Due                                     1,908,463.33           203,442.67           249,114.28        2,361,020.28
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,908,463.33           203,442.67           249,114.28        2,361,020.28
Investor Default Amount                                  2,910,877.20           282,266.88           335,191.92        3,528,336.00
Investor Monthly Fees Due                                1,265,000.00           122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,084,340.54           608,376.21           729,972.86        7,422,689.61

Reallocated Investor Finance Charge Collections                                                                       15,418,776.89
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2669%
Base Rate                                                                                                                   4.9840%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         759,000,000.00        73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                   1,908,463.33           203,442.67           249,114.28        2,361,020.28
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,908,463.33           203,442.67           249,114.28        2,361,020.28
Ending Certificates Balance                            759,000,000.00        73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.51

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $249,114.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $249,114.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,720,490.94

          a.   Class A Monthly Interest:                         $1,908,463.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,910,877.20
          e.   Excess Spread:                                    $7,901,150.40

     2.   Class B Available Funds:                               $1,233,502.15

          a.   Class B Monthly Interest:                           $203,442.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,030,059.48

     3.   Collateral Available Funds:                            $1,464,783.80

          a.   Excess Spread:                                    $1,464,783.80

     4.   Total Excess Spread:                                  $10,395,993.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2003-1 Allocable Principal
          Collections:                                         $304,704,168.39

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                         $234,398,906.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $234,398,906.33

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,528,336.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $237,927,242.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $237,927,242.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                        $10,395,993.69
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $282,266.88
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $249,114.28
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $335,191.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,996,087.28

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9840%
          b.   Prior Monthly Period                                    4.9712%
          c.   Second Prior Monthly Period                             4.8597%

     2.   Three Month Average Base Rate                                4.9383%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2669%
          b.   Prior Monthly Period                                   15.9855%
          c.   Second Prior Monthly Period                            14.9801%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7442%



XXVII. Series 2003-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,429,932,376.73     1,100,000,000.00       329,932,376.73
Beginning Adjusted Invested Amount                                N/A     1,100,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 23,915,833.46        18,397,664.98         5,518,168.48
Collections of Principal Receivables                   364,320,201.34       280,259,561.91        84,060,639.42
Defaulted Amount                                         5,484,002.05         4,218,662.61         1,265,339.44

Ending Invested / Transferor Amounts                 1,421,509,485.81     1,100,000,000.00       321,509,485.81


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9200%              3.1800%              3.3100%
Monthly Interest Due                                     2,281,858.33           240,973.33           297,854.03        2,820,685.69
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       2,281,858.33           240,973.33           297,854.03        2,820,685.69
Investor Default Amount                                  3,480,396.65           337,493.01           400,772.95        4,218,662.61
Investor Monthly Fees Due                                1,512,500.00           146,666.67           174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                                7,274,754.99           725,133.01           872,793.64        8,872,681.64

Reallocated Investor Finance Charge Collections                                                                       18,433,220.78
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2643%
Base Rate                                                                                                                   4.9816%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         907,500,000.00        88,000,000.00       104,500,000.00    1,100,000,000.00
Interest Distributions                                   2,281,858.33           240,973.33           297,854.03        2,820,685.69
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      2,281,858.33           240,973.33           297,854.03        2,820,685.69
Ending Certificates Balance                            907,500,000.00        88,000,000.00       104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.51

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.74

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.74

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $297,854.03

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $297,854.03

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $15,207,407.14

          a.   Class A Monthly Interest:                         $2,281,858.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,480,396.65
          e.   Excess Spread:                                    $9,445,152.15

     2.   Class B Available Funds:                               $1,474,657.66

          a.   Class B Monthly Interest:                           $240,973.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,233,684.33

     3.   Collateral Available Funds:                            $1,751,155.97

          a.   Excess Spread:                                    $1,751,155.97

     4.   Total Excess Spread:                                  $12,429,992.46

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2003-2 Allocable Principal
          Collections:                                         $364,320,201.34

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                         $280,259,561.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $280,259,561.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,218,662.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $284,478,224.53

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $104,500,000.00

     2.   Required Collateral Invested Amount:                 $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $284,478,224.53

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                        $12,429,992.46
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $337,493.01
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $297,854.03
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $400,772.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $9,560,539.14

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9816%
          b.   Prior Monthly Period                                    4.9688%
          c.   Second Prior Monthly Period                             4.8572%

     2.   Three Month Average Base Rate                                4.9359%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2643%
          b.   Prior Monthly Period                                   15.9832%
          c.   Second Prior Monthly Period                            14.9780%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7418%



XXVIII. Series 2003-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  974,953,893.22       750,000,000.00       224,953,893.22
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 16,306,250.09        12,543,862.49         3,762,387.60
Collections of Principal Receivables                   248,400,137.27       191,086,064.94        57,314,072.33
Defaulted Amount                                         3,739,092.31         2,876,360.87           862,731.44

Ending Invested / Transferor Amounts                   969,211,013.05       750,000,000.00       219,211,013.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9200%              3.1600%              3.3100%
Monthly Interest Due                                     1,555,812.50           163,266.67           203,082.29        1,922,161.46
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,555,812.50           163,266.67           203,082.29        1,922,161.46
Investor Default Amount                                  2,372,997.72           230,108.87           273,254.28        2,876,360.87
Investor Monthly Fees Due                                1,031,250.00           100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,960,060.22           493,375.54           595,086.57        6,048,522.33

Reallocated Investor Finance Charge Collections                                                                       12,567,071.74
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2626%
Base Rate                                                                                                                   4.9800%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                   1,555,812.50           163,266.67           203,082.29        1,922,161.46
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,555,812.50           163,266.67           203,082.29        1,922,161.46
Ending Certificates Balance                            618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.51

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $203,082.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $203,082.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,367,834.19

          a.   Class A Monthly Interest:                         $1,555,812.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,372,997.72
          e.   Excess Spread:                                    $6,439,023.97

     2.   Class B Available Funds:                               $1,005,365.74

          a.   Class B Monthly Interest:                           $163,266.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $842,099.07

     3.   Collateral Available Funds:                            $1,193,871.82

          a.   Excess Spread:                                    $1,193,871.82

     4.   Total Excess Spread:                                   $8,474,994.86

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2003-3 Allocable Principal
          Collections:                                         $248,400,137.27

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                         $191,086,064.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $191,086,064.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,876,360.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $193,962,425.81

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $193,962,425.81

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                         $8,474,994.86
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $230,108.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $203,082.29
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $273,254.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,518,549.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9800%
          b.   Prior Monthly Period                                    4.9672%
          c.   Second Prior Monthly Period                             4.8556%

     2.   Three Month Average Base Rate                                4.9342%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2626%
          b.   Prior Monthly Period                                   15.9817%
          c.   Second Prior Monthly Period                            14.9766%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7403%



XXIX. Series 2003-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  883,958,196.52       680,000,000.00       203,958,196.52
Beginning Adjusted Invested Amount                                N/A       680,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 14,784,333.41        11,373,101.99         3,411,231.43
Collections of Principal Receivables                   225,216,124.46       173,251,365.55        51,964,758.92
Defaulted Amount                                         3,390,110.36         2,607,900.52           782,209.83

Ending Invested / Transferor Amounts                   878,751,318.50       680,000,000.00       198,751,318.50


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      1.6900%              1.9000%              3.7100%
Monthly Interest Due                                       828,381.67            64,600.00           162,930.83        1,055,912.50
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                         828,381.67            64,600.00           162,930.83        1,055,912.50
Investor Default Amount                                  2,255,833.95           156,474.03           195,592.54        2,607,900.52
Investor Monthly Fees Due                                  980,333.33            68,000.00            85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                                4,064,548.95           289,074.03           443,523.37        4,797,146.36

Reallocated Investor Finance Charge Collections                                                                       10,506,344.86
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.6193%
Base Rate                                                                                                                   3.7907%
Excess Spread Percentage                                                                                                   10.0751%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         588,200,000.00        40,800,000.00        51,000,000.00      680,000,000.00
Interest Distributions                                     828,381.67            64,600.00           162,930.83        1,055,912.50
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                        828,381.67            64,600.00           162,930.83        1,055,912.50
Ending Certificates Balance                            588,200,000.00        40,800,000.00        51,000,000.00      680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $162,930.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $162,930.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,087,988.30

          a.   Class A Monthly Interest:                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,255,833.95
          e.   Excess Spread:                                    $6,003,772.68

     2.   Class B Available Funds:                                 $630,380.69

          a.   Class B Monthly Interest:                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $565,780.69

     3.   Collateral Available Funds:                              $787,975.86

          a.   Excess Spread:                                      $787,975.86

     4.   Total Excess Spread:                                   $7,357,529.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2003-4 Allocable Principal
          Collections:                                         $225,216,124.46

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                         $173,251,365.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $173,251,365.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,607,900.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $175,859,266.07

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $51,000,000.00

     2.   Required Collateral Invested Amount:                  $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $175,859,266.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                         $7,357,529.24
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $156,474.03
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $162,930.83
     9.   Applied to unpaid Monthly Servicing Fee:               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $195,592.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,709,198.50

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.7907%
          b.   Prior Monthly Period                                    4.1499%
          c.   Second Prior Monthly Period                             4.1415%

     2.   Three Month Average Base Rate                                4.0273%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 14.6193%
          b.   Prior Monthly Period                                   14.4330%
          c.   Second Prior Monthly Period                            12.6967%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9163%



XXIX. Series 2004-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,039,950,819.44       800,000,000.00       239,950,819.44
Beginning Adjusted Invested Amount                                N/A       800,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 17,393,333.43        13,380,119.99         4,013,213.44
Collections of Principal Receivables                   264,960,146.43       203,825,135.94        61,135,010.49
Defaulted Amount                                         3,988,365.13         3,068,118.26           920,246.86

Ending Invested / Transferor Amounts                 1,033,825,080.59       800,000,000.00       233,825,080.59


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.8900%              3.0600%              3.3600%
Monthly Interest Due                                     1,662,392.22           158,100.00           208,320.00        2,028,812.22
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,662,392.22           158,100.00           208,320.00        2,028,812.22
Investor Default Amount                                  2,561,878.75           230,108.87           276,130.64        3,068,118.26
Investor Monthly Fees Due                                1,113,333.33           100,000.00           120,000.00        1,333,333.33
Investor Additional Amounts Due
Total Due                                                5,337,604.31           488,208.87           604,450.64        6,430,263.82

Reallocated Investor Finance Charge Collections                                                                       13,383,383.19
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2288%
Base Rate                                                                                                                   4.9483%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         668,000,000.00        60,000,000.00        72,000,000.00      800,000,000.00
Interest Distributions                                   1,662,392.22           158,100.00           208,320.00        2,028,812.22
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,662,392.22           158,100.00           208,320.00        2,028,812.22
Ending Certificates Balance                            668,000,000.00        60,000,000.00        72,000,000.00      800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.49

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.49

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $7,161,439.37

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $208,320.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $6,953,119.37

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,175,124.97

          a.   Class A Monthly Interest:                         $1,662,392.22
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,561,878.75
          e.   Excess Spread:                                    $6,950,853.99

     2.   Class B Available Funds:                               $1,003,753.74

          a.   Class B Monthly Interest:                           $158,100.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $845,653.74

     3.   Collateral Available Funds:                            $1,204,504.49

          a.   Excess Spread:                                    $1,204,504.49

     4.   Total Excess Spread:                                   $9,001,012.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2004-1 Allocable Principal
          Collections:                                         $264,960,146.43

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                         $203,825,135.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $203,825,135.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,068,118.26

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $206,893,254.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $72,000,000.00

     2.   Required Collateral Invested Amount:                  $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $206,893,254.20

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                         $9,001,012.22
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $230,108.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $208,320.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $276,130.64
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $6,953,119.37

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9483%
          b.   Prior Monthly Period                                    4.9355%
          c.   Second Prior Monthly Period                             4.8240%

     2.   Three Month Average Base Rate                                4.9026%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2288%
          b.   Prior Monthly Period                                   15.9522%
          c.   Second Prior Monthly Period                            14.9489%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7099%



XXIX. Series 2004-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations           Interest              Interest
----------------------------------                        -----------        --------------         -----------
Beginning Invested /Transferor Amount                  519,975,409.72       400,000,000.00       119,975,409.72
Beginning Adjusted Invested Amount                                N/A       400,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                  8,696,666.71         6,690,059.99         2,006,606.72
Collections of Principal Receivables                   132,480,073.21       101,912,567.97        30,567,505.24
Defaulted Amount                                         1,994,182.56         1,534,059.13           460,123.43

Ending Invested / Transferor Amounts                   516,912,540.29       400,000,000.00       116,912,540.29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9800%              3.1800%              3.4800%
Monthly Interest Due                                       857,081.11            82,150.00           107,880.00        1,047,111.11
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                         857,081.11            82,150.00           107,880.00        1,047,111.11
Investor Default Amount                                  1,280,939.37           115,054.43           138,065.32        1,534,059.13
Investor Monthly Fees Due                                  556,666.67            50,000.00            60,000.00          666,666.67
Investor Additional Amounts Due
Total Due                                                2,694,687.15           247,204.43           305,945.32        3,247,836.91

Reallocated Investor Finance Charge Collections                                                                        6,724,396.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.3317%
Base Rate                                                                                                                   5.0446%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         334,000,000.00        30,000,000.00        36,000,000.00      400,000,000.00
Interest Distributions                                     857,081.11            82,150.00           107,880.00        1,047,111.11
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                        857,081.11            82,150.00           107,880.00        1,047,111.11
Ending Certificates Balance                            334,000,000.00        30,000,000.00        36,000,000.00      400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.74

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.74

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $3,584,439.69

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $107,880.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,476,559.69

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $5,614,871.16

          a.   Class A Monthly Interest:                           $857,081.11
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,280,939.37
          e.   Excess Spread:                                    $3,476,850.67

     2.   Class B Available Funds:                                 $504,329.74

          a.   Class B Monthly Interest:                            $82,150.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $422,179.74

     3.   Collateral Available Funds:                              $605,195.69

          a.   Excess Spread:                                      $605,195.69

     4.   Total Excess Spread:                                   $4,504,226.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2004-2 Allocable Principal
          Collections:                                         $132,480,073.21

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                         $101,912,567.97

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $101,912,567.97

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,534,059.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $103,446,627.10

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $36,000,000.00

     2.   Required Collateral Invested Amount:                  $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $103,446,627.10

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                         $4,504,226.11
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $115,054.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $107,880.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $138,065.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $3,476,559.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0446%
          b.   Prior Monthly Period                                    5.0318%
          c.   Second Prior Monthly Period                             4.9203%

     2.   Three Month Average Base Rate                                4.9989%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.3317%
          b.   Prior Monthly Period                                   16.0421%
          c.   Second Prior Monthly Period                            15.0331%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8023%



XXIX. Series 2004-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  779,963,114.58       600,000,000.00       179,963,114.58
Beginning Adjusted Invested Amount                                N/A       600,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 13,045,000.07        10,035,089.99         3,009,910.08
Collections of Principal Receivables                   198,720,109.82       152,868,851.95        45,851,257.87
Defaulted Amount                                         2,991,273.85         2,301,088.70           690,185.15

Ending Invested / Transferor Amounts                   775,368,810.44       600,000,000.00       175,368,810.44


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      4.3500%              4.5500%              3.2800%
Monthly Interest Due                                     1,892,250.00           113,750.00           135,573.33        2,141,573.33
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       1,892,250.00           113,750.00           135,573.33        2,141,573.33
Investor Default Amount                                  2,001,947.17           115,054.43           184,087.10        2,301,088.70
Investor Monthly Fees Due                                  870,000.00            50,000.00            80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,764,197.17           278,804.43           399,660.43        5,442,662.03

Reallocated Investor Finance Charge Collections                                                                       10,480,190.12
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            17.1573%
Base Rate                                                                                                                   6.1649%
Excess Spread Percentage                                                                                                   10.0751%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         522,000,000.00        30,000,000.00        48,000,000.00      600,000,000.00
Interest Distributions                                   1,892,250.00           113,750.00           135,573.33        2,141,573.33
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      1,892,250.00           113,750.00           135,573.33        2,141,573.33
Ending Certificates Balance                            522,000,000.00        30,000,000.00        48,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $5,173,101.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $135,573.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $5,037,528.09

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,117,765.40

          a.   Class A Monthly Interest:                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,001,947.17
          e.   Excess Spread:                                    $5,223,568.24

     2.   Class B Available Funds:                                 $524,009.51

          a.   Class B Monthly Interest:                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $410,259.51

     3.   Collateral Available Funds:                              $838,415.21

          a.   Excess Spread:                                      $838,415.21

     4.   Total Excess Spread:                                   $6,472,242.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2004-3 Allocable Principal
          Collections:                                         $198,720,109.82

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                         $152,868,851.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $152,868,851.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,301,088.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $155,169,940.65

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $48,000,000.00

     2.   Required Collateral Invested Amount:                  $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $155,169,940.65

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                         $6,472,242.95
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $115,054.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $135,573.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $184,087.10
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $5,037,528.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  6.1649%
          b.   Prior Monthly Period                                    6.7791%
          c.   Second Prior Monthly Period                             6.7702%

     2.   Three Month Average Base Rate                                6.5714%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 17.1573%
          b.   Prior Monthly Period                                   16.8869%
          c.   Second Prior Monthly Period                            14.9968%

     4.   Three Month Average Series Adjusted Portfolio Yield         16.3470%



XXIX. Series 2004-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,429,932,376.73     1,100,000,000.00       329,932,376.73
Beginning Adjusted Invested Amount                                N/A     1,100,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 23,915,833.46        18,397,664.98         5,518,168.48
Collections of Principal Receivables                   364,320,201.34       280,259,561.91        84,060,639.42
Defaulted Amount                                         5,484,002.05         4,218,662.61         1,265,339.44

Ending Invested / Transferor Amounts                 1,421,509,485.81     1,100,000,000.00       321,509,485.81


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9000%              3.0900%              3.2800%
Monthly Interest Due                                     2,293,698.61           219,518.75           279,620.00        2,792,837.36
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       2,293,698.61           219,518.75           279,620.00        2,792,837.36
Investor Default Amount                                  3,522,583.28           316,399.70           379,679.64        4,218,662.61
Investor Monthly Fees Due                                1,530,833.33           137,500.00           165,000.00        1,833,333.33
Investor Additional Amounts Due
Total Due                                                7,347,115.23           673,418.45           824,299.64        8,844,833.31

Reallocated Investor Finance Charge Collections                                                                       18,405,372.45
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2324%
Base Rate                                                                                                                   4.9518%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         918,500,000.00        82,500,000.00        99,000,000.00    1,100,000,000.00
Interest Distributions                                   2,293,698.61           219,518.75           279,620.00        2,792,837.36
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      2,293,698.61           219,518.75           279,620.00        2,792,837.36
Ending Certificates Balance                            918,500,000.00        82,500,000.00        99,000,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.50

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $9,840,159.14

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $279,620.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $9,560,539.14

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $15,368,485.99

          a.   Class A Monthly Interest:                         $2,293,698.61
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,522,583.28
          e.   Excess Spread:                                    $9,552,204.10

     2.   Class B Available Funds:                               $1,380,402.93

          a.   Class B Monthly Interest:                           $219,518.75
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,160,884.18

     3.   Collateral Available Funds:                            $1,656,483.52

          a.   Excess Spread:                                    $1,656,483.52

     4.   Total Excess Spread:                                  $12,369,571.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2004-4 Allocable Principal
          Collections:                                         $364,320,201.34

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                         $280,259,561.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $280,259,561.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,218,662.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $284,478,224.53

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $99,000,000.00

     2.   Required Collateral Invested Amount:                  $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $284,478,224.53

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                        $12,369,571.80
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $316,399.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $279,620.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $379,679.64
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $9,560,539.14

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9518%
          b.   Prior Monthly Period                                    4.9390%
          c.   Second Prior Monthly Period                             4.8274%

     2.   Three Month Average Base Rate                                4.9061%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2324%
          b.   Prior Monthly Period                                   15.9554%
          c.   Second Prior Monthly Period                            14.9519%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7133%



XXIX. Series 2004-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                1,299,938,524.30     1,000,000,000.00       299,938,524.30
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 21,741,666.79        16,725,149.98         5,016,516.80
Collections of Principal Receivables                   331,200,183.03       254,781,419.92        76,418,763.11
Defaulted Amount                                         4,985,456.41         3,835,147.83         1,150,308.58

Ending Invested / Transferor Amounts                 1,292,281,350.74     1,000,000,000.00       292,281,350.74


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9000%              3.0600%              3.2700%
Monthly Interest Due                                     2,085,180.56           197,625.00           253,425.00        2,536,230.56
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                       2,085,180.56           197,625.00           253,425.00        2,536,230.56
Investor Default Amount                                  3,202,348.44           287,636.09           345,163.30        3,835,147.83
Investor Monthly Fees Due                                1,391,666.67           125,000.00           150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                                6,679,195.66           610,261.09           748,588.30        8,038,045.05

Reallocated Investor Finance Charge Collections                                                                       16,729,444.27
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.2290%
Base Rate                                                                                                                   4.9486%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         835,000,000.00        75,000,000.00        90,000,000.00    1,000,000,000.00
Interest Distributions                                   2,085,180.56           197,625.00           253,425.00        2,536,230.56
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                      2,085,180.56           197,625.00           253,425.00        2,536,230.56
Ending Certificates Balance                            835,000,000.00        75,000,000.00        90,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.50

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $8,944,824.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $253,425.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $8,691,399.22

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,969,085.96

          a.   Class A Monthly Interest:                         $2,085,180.56
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,202,348.44
          e.   Excess Spread:                                    $8,681,556.97

     2.   Class B Available Funds:                               $1,254,708.32

          a.   Class B Monthly Interest:                           $197,625.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,057,083.32

     3.   Collateral Available Funds:                            $1,505,649.98

          a.   Excess Spread:                                    $1,505,649.98

     4.   Total Excess Spread:                                  $11,244,290.28

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2004-5 Allocable Principal
          Collections:                                         $331,200,183.03

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                         $254,781,419.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $254,781,419.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,835,147.83

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $258,616,567.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $90,000,000.00

     2.   Required Collateral Invested Amount:                  $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $258,616,567.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                        $11,244,290.28
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $287,636.09
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $253,425.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $345,163.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $8,691,399.22

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9486%
          b.   Prior Monthly Period                                    4.9358%
          c.   Second Prior Monthly Period                             4.8242%

     2.   Three Month Average Base Rate                                4.9029%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.2290%
          b.   Prior Monthly Period                                   15.9524%
          c.   Second Prior Monthly Period                            14.9491%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7102%



XXIX. Series 2005-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       --------------          -----------
Beginning Invested /Transferor Amount                  779,963,114.58       600,000,000.00       179,963,114.58
Beginning Adjusted Invested Amount                                N/A       600,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 13,045,000.07        10,035,089.99         3,009,910.08
Collections of Principal Receivables                   198,720,109.82       152,868,851.95        45,851,257.87
Defaulted Amount                                         2,991,273.85         2,301,088.70           690,185.15

Ending Invested / Transferor Amounts                   775,368,810.44       600,000,000.00       175,368,810.44


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.8800%              2.9700%              3.1800%
Monthly Interest Due                                       881,760.00            81,675.00           104,940.00        1,068,375.00
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                         881,760.00            81,675.00           104,940.00        1,068,375.00
Investor Default Amount                                  1,921,409.06           172,581.65           207,097.98        2,301,088.70
Investor Monthly Fees Due                                  835,000.00            75,000.00            90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                3,638,169.06           329,256.65           402,037.98        4,369,463.70

Reallocated Investor Finance Charge Collections                                                                        9,584,303.23
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            15.2780%
Base Rate                                                                                                                   4.9166%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         501,000,000.00        45,000,000.00        54,000,000.00      600,000,000.00
Interest Distributions                                     881,760.00            81,675.00           104,940.00        1,068,375.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                        881,760.00            81,675.00           104,940.00        1,068,375.00
Ending Certificates Balance                            501,000,000.00        45,000,000.00        54,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.76

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.76

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $5,319,779.53

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $104,940.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $5,214,839.53

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,002,893.20

          a.   Class A Monthly Interest:                           $881,760.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,921,409.06
          e.   Excess Spread:                                    $5,199,724.13

     2.   Class B Available Funds:                                 $718,822.74

          a.   Class B Monthly Interest:                            $81,675.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $637,147.74

     3.   Collateral Available Funds:                              $862,587.29

          a.   Excess Spread:                                      $862,587.29

     4.   Total Excess Spread:                                   $6,699,459.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2005-1 Allocable Principal
          Collections:                                         $198,720,109.82

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                         $152,868,851.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $152,868,851.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,301,088.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $155,169,940.65

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $54,000,000.00

     2.   Required Collateral Invested Amount:                  $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $155,169,940.65

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                         $6,699,459.17
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $172,581.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $104,940.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $207,097.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $5,214,839.53

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9166%
          b.   Prior Monthly Period                                    0.0000%
          c.   Second Prior Monthly Period                             0.0000%

     2.   Three Month Average Base Rate                                1.6389%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.2780%
          b.   Prior Monthly Period                                    0.0000%
          c.   Second Prior Monthly Period                             0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield          5.0927%



XXIX. Series 2005-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor           Transferors
A. Investor/Transferor Allocations                        Allocations         Interest                Interest
----------------------------------                        -----------       --------------          ------------
Beginning Invested /Transferor Amount                  779,963,114.58       600,000,000.00       179,963,114.58
Beginning Adjusted Invested Amount                                N/A       600,000,000.00                  N/A
Floating Allocation Percentage                                    N/A             76.9267%             23.0733%
Principal Allocation Percentage                                   N/A             76.9267%             23.0733%
Collections of Finance Chg. Receivables                 13,045,000.07        10,035,089.99         3,009,910.08
Collections of Principal Receivables                   198,720,109.82       152,868,851.95        45,851,257.87
Defaulted Amount                                         2,991,273.85         2,301,088.70           690,185.15

Ending Invested / Transferor Amounts                   775,368,810.44       600,000,000.00       175,368,810.44


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest                Total
--------------------------------------                        -------              -------           ----------               -----

Principal Funding Account                                        0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                 0.00                0.00

Coupon  march 15, 2005 to April 14, 2005                      2.9500%              3.1300%              3.3400%
Monthly Interest Due                                       903,191.67            86,075.00           110,220.00        1,099,486.67
Outstanding Monthly Interest Due                                 0.00                 0.00                 0.00                0.00
Additional Interest Due                                          0.00                 0.00                 0.00                0.00
Total Interest Due                                         903,191.67            86,075.00           110,220.00        1,099,486.67
Investor Default Amount                                  1,921,409.06           172,581.65           207,097.98        2,301,088.70
Investor Monthly Fees Due                                  835,000.00            75,000.00            90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                3,659,600.73           333,656.65           407,317.98        4,400,575.36

Reallocated Investor Finance Charge Collections                                                                        9,615,414.89
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            15.3433%
Base Rate                                                                                                                   5.0026%
Excess Spread Percentage                                                                                                   10.4297%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest                Total
--------------------------------------------                  -------              -------           ----------               -----

Beginning Certificates Balance                         501,000,000.00        45,000,000.00        54,000,000.00      600,000,000.00
Interest Distributions                                     903,191.67            86,075.00           110,220.00        1,099,486.67
Principal Deposits - Prin. Funding Account                       0.00                 0.00                 0.00                0.00
Principal Distributions                                          0.00                 0.00                 0.00                0.00
Total Distributions                                        903,191.67            86,075.00           110,220.00        1,099,486.67
Ending Certificates Balance                            501,000,000.00        45,000,000.00        54,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.80

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $5,325,059.53

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $110,220.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $5,214,839.53

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,028,871.44

          a.   Class A Monthly Interest:                           $903,191.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,921,409.06
          e.   Excess Spread:                                    $5,204,270.71

     2.   Class B Available Funds:                                 $721,156.12

          a.   Class B Monthly Interest:                            $86,075.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $635,081.12

     3.   Collateral Available Funds:                              $865,387.34

          a.   Excess Spread:                                      $865,387.34

     4.   Total Excess Spread:                                   $6,704,739.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.9267%

     2.   Series 2005-2 Allocable Principal
          Collections:                                         $198,720,109.82

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                         $152,868,851.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $152,868,851.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,301,088.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $155,169,940.65

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $54,000,000.00

     2.   Required Collateral Invested Amount:                  $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $155,169,940.65

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                         $6,704,739.17
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $172,581.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $110,220.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $207,097.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $5,214,839.53

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0026%
          b.   Prior Monthly Period                                    0.0000%
          c.   Second Prior Monthly Period                             0.0000%

     2.   Three Month Average Base Rate                                1.6675%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.3433%
          b.   Prior Monthly Period                                    0.0000%
          c.   Second Prior Monthly Period                             0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield          5.1144%